UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2011

HMS Holdings Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-50194	11-3656261
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

401 Park Avenue South, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 725-7965

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 17, 2011, the Board of Directors (the "Board") of HMS Holdings Corp. (the "Registrant") approved certain amendments to the Registrant’s By-laws to be immediately effective. Specifically, the Board amended the By-laws to include a provision requiring that shareholders provide advance notice to the Registrant in order to nominate director candidates or introduce business at a shareholder meeting. The Board also amended the By-laws to ensure that the Corporation is eligible for participation in the Direct Registration System as required under NASDAQ Marketplace Rules.

In particular, the By-laws, as amended, provide in Article II, Section 9, the time frame for submission to the Registrant of nominees for the Board for election at an annual or special meeting of shareholders. For example, Section 9 provides that in order to be timely, a shareholder’s notice, in the case of an election of Directors at an annual shareholders meeting, must be received by the Secretary at the Registrant’s principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. The By-laws, as amended, also identify specific information that a shareholder’s notice must provide with respect to the proposed nominee, the shareholder giving the notice and the beneficial owner, if any on whose behalf the notice is being made.

Article II, Section 10 of the By-laws, as amended describes the requirements for business (other than the nomination of a person for election as a Director of the Registrant) to be properly brought by a shareholder before an annual or special meeting of shareholders. In particular, Section 10 provides the time frame for submitting notice of business to be brought before the meeting, the requirements as to the content of the notice, and specific information that must be provided with respect to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made.

Lastly, Article V of the By-laws, as amended, provides that the Registrant may issue uncertificated shares and describes the process for issuing uncertificated shares in the case of lost certificates or share transfers.

The foregoing description of the amendments to the Registrant’s By-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, attached hereto as Exhibit 3.1 and included herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Holdings Corp.

February 24, 2011	By:	/s/ Walter D. Hosp

Name: Walter D. Hosp
Title: SVP and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-laws of HMS Holdings Corp.